UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 16, 2010
United Western Bancorp, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Colorado
(State or Other Jurisdiction of Incorporation)

0-21231	84-1233716
(Commission File Number)	(IRS Employer Identification No.)

700 Seventeenth Street, Suite 2100 Denver, Colorado	80202
(Address of Principal Executive Offices)	(Zip Code)

(303) 595-9898
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 16, 2010, United Western Bancorp, Inc. (the “Company”) received a letter from The NASDAQ Stock Market (the “NASDAQ Letter”) stating that the Company is not in compliance with NASDAQ Listing Rule 5250(c)(1) because the Company did not timely file its Quarterly Report on Form 10-Q for the quarter ended September 30, 2010 (the “Form 10-Q”) with the Securities and Exchange Commission (“SEC”).  The notification of noncompliance has no immediate effect on the listing or trading of the Company’s common stock on the NASDAQ Global Market.

As previously reported by the Company in its Form 12b-25 filed with the SEC on November 10, 2010, filing of the Form 10-Q has been delayed primarily due to the timing of a regularly scheduled examination of the Company’s wholly-owned subsidiary, United Western Bank (the “Bank”), by its primary regulators, the Office of Thrift Supervision (the “OTS”) and the Federal Deposit Insurance Corporation (the “FDIC”). The Company continues to be engaged in discussions with the OTS and the FDIC regarding the Bank’s consistently applied methodology for determining other-than-temporary impairment (“OTTI”) on non-agency, mortgage-backed securities at September 30, 2010. As a result of these ongoing discussions with the OTS and the FDIC, the Company is still finalizing its unaudited consolidated financial statements and related disclosures for the quarter ended September 30, 2010.  The Company intends to file its Form 10-Q as soon as practicable once resolution is reached with the OTS and the FDIC.

The Company has 60 calendar days from the date of the NASDAQ Letter to submit a plan to regain compliance, and if NASDAQ accepts the Company’s plan, it can grant an exception of up to 180 calendar days from the Form 10-Q’s due date, or until May 16, 2011, to regain compliance.

The Company issued a press release on November 22, 2010, disclosing its receipt of the NASDAQ Letter.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d)  The following exhibits are being furnished herewith.

Exhibit No.	Description
99.1	Press release of United Western Bancorp, Inc., dated November 22, 2010, entitled “United Western Bancorp, Inc. Receives NASDAQ Notice”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 22, 2010	UNITED WESTERN BANCORP, INC.

By: /s/ Michael J. McCloskey
Name: Michael J. McCloskey
Title: Executive Vice President and Chief Operating Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release of United Western Bancorp, Inc., dated November 22, 2010, entitled “United Western Bancorp, Inc. Receives NASDAQ Notice”